Exhibit 10.25


            AMENDMENT TO THE INTERDIGITAL COMMUNICATIONS CORPORATION 1995 STOCK OPTION PLAN FOR EMPLOYEES AND OUTSIDE DIRECTORS


     Section 4(a) of the Plan is hereby amended by inserting the following sentence at the end of such subsection:

          "The Board or the Committee is authorized to delegate non-exclusive authority for granting Options to new hires other than executive officers, subject to such restrictions and conditions as may be provided in the Board's or Committee's delegation."